AXA PREMIER VIP TRUST

SUPPLEMENT DATED AUGUST 25, 2011 TO THE PROSPECTUS DATED MAY 1, 2011, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated May 1, 2011, as supplemented, of AXA Premier VIP Trust (“Trust”). You may obtain an additional copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com. You should read this Supplement in connection with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information regarding sub-adviser changes to the Multimanager International Equity Portfolio (“Portfolio”) of the Trust.

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Effective September 1, 2011, EARNEST Partners, LLC (“EARNEST Partners”) will be added as an additional sub-adviser to the Portfolio. AXA Equitable Funds Management Group, LLC will remain as investment manager to the Portfolio and BlackRock Investment Management, LLC, JPMorgan Investment Management Inc. and Marsico Capital Management, LLC will remain as sub-advisers to the Portfolio. EARNEST Partners expects to realign its Active Allocated Portion of the Portfolio to reflect its proprietary investment techniques. As a result, during this transition period, the Portfolio may experience higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions.

Effective September 1, 2011, all references in the Prospectus to AllianceBernstein L.P. as a sub-adviser to the Portfolio are hereby deleted.

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Effective September 1, 2011, the following information is added to the section entitled “Multimanager International Equity Portfolio—Who Manages the Portfolio” of the Prospectus:

Sub-Adviser: EARNEST Partners, LLC

Portfolio Manager:

Name	Title	Date Began Managing a Portion of the Portfolio
Paul Viera	Chief Executive Officer and Partner	September 2011

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Effective September 1, 2011, the following information is added to the section entitled “More Information About the Manager and the Sub-Advisers – The Sub-advisers”:

EARNEST Partners, LLC (“EARNEST Partners”) serves as a sub-adviser to Multimanager International Equity Portfolio. EARNEST Partners is an employee-owned Atlanta-based investment adviser. EARNEST Partners is owned 87% by Westchester Limited, LLC and 13% by EP Partner Pool, LLC. As of December 31, 2010, EARNEST Partners had approximately $17 billion in assets under management.

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Effective September 1, 2011, the following information is added to the section entitles “More Information About the Manager and the Sub-Advisers – Multimanager International Equity Portfolio” of the Prospectus:

EARNEST Partners, LLC

1180 Peachtree Street, NE

Atlanta, Georgia 30309

Portfolio Manager

Paul Viera

Mr. Viera was a Vice President at Bankers Trust in both New York and London. He later joined Invesco, where he became a Global Partner and senior member of its Investment Team. Mr. Viera is a member of the Council on Foreign Relations and the Atlanta Society of Financial Analysts. He has over 25 years of investment experience.